SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549



                                  FORM 8-K



                               CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                                July 14, 1999



                           WESTERBEKE CORPORATION
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)



    Delaware                     0-15046                      041925880
- ---------------                  -------                      ---------
(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                Identification No.)
 incorporation)

          Avon Industrial Park
           Avon, Massachusetts                                02322
- --------------------------------------------                 ---------
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (508) 588-7700

                              (Not Applicable)
                              ----------------
        (Former Name or Former Address, if Changed Since Last Report)



Item 5.   Other Events.
- -------   -------------

      As previously announced, the Registrant has signed a three year sales agreement with both Sea Ray Boats, Inc. and Bayliner Marine, Corp. as described in the press releases dated July 14 and July 22, 1999 (see Exhibits 99(a) and 99(b) hereto), which press releases are incorporated herein by reference.


                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTERBEKE CORPORATION



                                       By:  /s/ Carleton F. Bryant III
                                       ---------------------------------
                                       Name:    Carleton F. Bryant III
                                       Title:   Executive Vice President
Dated:  August 2, 1999



                              Index to Exhibits
Exhibit                                                         Sequential
Number                       Description                      Page Location
- -------                      -----------                      -------------

99(a)            Press release dated July 14, 1999                      5
99(b)            Press release dated July 22, 1999                      6